Exhibit 99.1

The Road to a Solid - State - Powered Future: Automotive Qualification and the "A - Sample" Cell June 28, 2022

Disclaimer

Cautionary Note Regarding Forward – Looking Statements

This presentation (this "Presentation") includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements (other than statements of present or historical fact included in this Presentation), including Solid Power's path to commercialization, expected product design capabilities, product safety benefits and projected addressable market, as well as the company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, the words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," "plan," "outlook," "seek," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solid Power disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. All forward-looking statements speak only as of the date of this Presentation. Solid Power cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solid Power, including the following factors: (i) risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require, and to do so in advance of the development of competing technologies; (ii) risks relating to the non-exclusive nature of our original equipment manufacturers and joint development agreement relationships; (iii) our ability to negotiate and execute supply agreements with our partners on commercially reasonable terms; (iv) our ability to protect our intellectual property, including in jurisdictions outside of the United States; (v) broad market adoption of electric vehicles and other technologies where we are able to deploy our all-solid-state batteries, if developed successfully; (vi) our success in retaining or recruiting, or changes required in, our officers, key employees, including technicians and engineers, or directors; (vii) changes in applicable laws or regulations; (viii) risks related to technology systems and security breaches; (ix) the possibility that COVID-19 or a future pandemic may adversely affect our results of operations, financial position and cash flows; (x) the possibility that we may be adversely affected by other economic, business or competitive factors, including supply chain interruptions, and may not be able to manage other risks and uncertainties; (xi) risks relating to our status as an early stage company with a history of financial losses, and an expectation to incur significant expenses and continuing losses for the foreseeable future; (xii) rollout of our business plan and the timing of expected business milestones; (xiii) the termination or reduction of government clean energy and electric vehicle incentives; (xiv) delays in the construction and operation of production facilities; and (xv) changes in domestic and foreign business, market, financial, political and legal conditions. Should one or more of the risks or uncertainties described in this Presentation, or underlying assumptions, prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the "Risk Factors" section of Solid Power's Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission ("SEC") and other documents filed by Solid Power from time to time with the SEC, all of which are available on the SEC's website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Solid Power gives no assurance that it will achieve its expectations.

Trademarks and Trade Names

Solid Power owns or has rights to various trademarks, service marks and trade names that it uses in connection with the its operations. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Solid Power, or an endorsement or sponsorship by or of Solid Power. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Solid Power will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Industry and Market Data

Although all information, opinions and other information expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Solid Power has not independently verified the information and makes no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Solid Power, which are derived from its review of internal sources as well as the independent sources described herein.

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3 Agenda 1. Solid Power Overview 2. Solid - State Value Proposition 3. From Lab to A - Sample 4. From A - Sample to Start - of - Production (SOP)

Solid Power is a Leading All-Solid-State Battery Developer

Developing and producing OEM-validated batteries and materials on industry standard equipment

Company Highlights	Key Business Highlights
11 Years of R&D Founded in 2011	Disruptive, Scalable Business Model Addressing ~$590bn+ Market[1]
3 Years of Manufacturing Development Pilot Production Facility Operational Since 2019	Proven Low-Cost Manufacturing Process at Pilot Scale
160+ Employees World Class Team	Joint Development Agreements with Leading Auto OEMs
Listed on NASDAQ in December 2021 The only pure-play solid-state battery company trading publicly	Capital-Light Business Model
Production Line Cells Tested by Multiple OEMs and Top Tier Battery Producers	Experienced and Deep Management Team

Industry leader in All-Solid-State battery technology

Source: Bloomberg NEF.

1. Based upon BNEF's estimates of global electric and non-electric vehicle production in 2035. Battery opportunity assumes 70 kWh pack sizes and $85 / kWh.

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Two Product Groups 5 Long - term strategy: R&D and manufacturing Sulfide Solid Electrolytes Energy Dense Pouch Cells ▪ Proprietary sulfide - based solid electrolytes tuned for high conductivity and electrode compatibility ▪ Best all - around performing solid electrolyte materials ▪ Low - cost and scalable ▪ Capital light with attractive margins ▪ Can be sold to entire universe of companies pursuing their own sulfide - based all - solid - state batteries Long - term strategy: R&D and licensing ▪ Proprietary design and production of industry leading all - solid - state cells ▪ Intend to utilize top tier cell manufacturers as licensed commercialization partners ▪ Low - cost and scalable ▪ Third - party produced cells expected to be sold to Ford and BMW and compete for other Auto OEMs + Business Model Business Model ▪ Sales of electrolyte material ▪ License cell design and production process

6 One Flexible All - Solid - State Platform Solid Power’s solid electrolyte can accommodate existing and prospective cathode and anode materials Solid Catholyte Core Technology: Solid Electrolyte Unique variants tuned as electrolyte, catholyte and anolyte products Flexible platform allows use of alternative anode + cathode materials to suit specific performance requirements Solid Anolyte Solid Electrolyte Silicon Based Anodes ▪ High charge rates and lower temperature capability Lithium Metal Anodes ▪ High energy Intercalation - Type Cathodes ▪ Industry - standard and commercially mature Conversion - Type Cathodes ▪ Low cost and high specific energy Anode Cathode High - Content Silicon NMC 811 Solid Electrolyte Solid Electrolyte NMC 811 Ultra - Thin Lithium Metal Electrolyte advancements through R&D are expected to benefit all anode and cathode chemistries

Solid Power Product Roadmap

Sustaining a product roadmap with continuous performance improvements across three unique chemistries



390 Wh / kg, 930 Wh / L
Silicon EV Cell
Anode Current Collector
Anode
Separator
Cathode
Cathode Current Collector
High-Content Silicon
Solid Electrolyte
NMC 811
Solid Anolyte
Solid Catholyte
440 Wh / kg, 930 Wh / L
Lithium Metal EV Cell
Ultra-Thin Lithium Metal
Solid Electrolyte
NMC 811
Solid Catholyte
560 Wh / kg, 785 Wh / L
Conversion Reaction Cell
Ultra-Thin Lithium Metal
Solid Electrolyte
Next Gen.
Solid Catholyte

Multi-product roadmap specifically geared to satisfy Auto OEM objectives of early and sustained success

Note: Lithium metal anode portrayed in the fully-charged state. Solid Power cell performance metrics are initial commercialization design targets.1. Solid Power estimates.

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Solid - State Value Proposition 8

Truly All - Solid Cells Estimated to Bring High Energy, Lower Pack Costs Estimated savings at the pack level due to high - energy cells, safety improvements and high - temp stability Source: Based on Solid Power internal calculations. WM0 JL1JL2

10 Solid Power Cells Projected to Provide More Energy Source: Bloomberg NEF and Solid Power. Note: The NMC (811) references in the graphic are for two different cell formats. The slightly lower volumetric energy density is f or a pouch format and the slightly higher for a prismatic format (presumably stacked). NCA90 is in a cylindrical cell. All are based on real world energy densities. Solid Power cell performance metrics are initial comm erc ialization design targets. Lighter Weight Smaller Size 0 200 400 600 800 1000 1200 0 100 200 300 400 500 600 WH / L WH / Kg NCA90 NMC (811) NMC (811) Li - Ion Solid Power Lithium Metal EV Cell Solid Power Silicon EV Cell Solid Power Conversion Reaction EV Cell Performance Improvement Ultra - Low Cost JG0

Designing Solid Power Cells to Allow for Simplified Pack Designs

Solid Power cells may reduce the need for complex cooling mechanisms*

Typical Battery Pack Internal Cooling & Coolant Lines	
Zone	Thermal System
System	Battery Pack Cooling
Parts	56
Material Weight (kg)	20.44
Coolant Fluid Weight (kg)	19.05
Total Weight (kg)	39.49
Total Potential Cooling System Cost	~$400



Five cooling plates for potential elimination



Potential coolant elimination



Various cooling tubing for potential elimination

*Includes process & materials costs. Process cost includes machine investment, installation, facility, utility cost, direct operator(s), along with indirect and MRO personnel. Utilized 2021 labor & utility rates based on operator skill level and country location. All components were evaluated using 2021 material costs, which assume standard global market prices rather than specific regional or supplier agreements. Materials are assumed to be purchased in quantities greater than 500,000 kg annually
Source: Munro & Associates Mach-E Thermal Management System Teardown Report

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Solid Power Cells Expected to Provide Improved Safety

Preliminary test results

Commercial 18650 NMC cell[1]





Nail Penetration – Failed[2]

Test	Description	Result
Nail Penetration	▪ Failed due to fire and flame	Failed

- Failed Nail Penetration test due to fire or flame, defined as ignition and sustained combustion of flammable gas or liquid

Solid Power 2Ah High-Content Silicon




Aluminum Crash Structure
ɔwer Protection Cover

Potential armor elimination

Test	Description	Result
Nail Penetration	▪ Cells at 100% state-of-charge (SOC)	Passed
External Short Circuit	▪ Cells at 100% SOC	Passed
Overcharge	▪ Cells at 100% SOC ▪ Charged to 200% SOC at 1C charge rate	Passed

- No hazard. No venting or loss of material
- Tests completed by independent third party

Solid Power passed OEM partner-specified tests

1. Source: TIAX DOE SBIR Phase II Project. 2. Post-test images show cells at 80%, 90% and 100% SOC.

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From Lab to A - Sample 13

14 Solid Power Cell Development Progression From benchtop to automotive qualification Cells are scaled to continuously improve the technology and facilitate process development R&D Die Cell 1 - Layer, 2 cm 2 R&D Coin Pouch 0.2 Ah 2 Ah 20 Ah EV Cell 1 - Layer, 2 cm 2 1 - Layer A , 5 x 10 cm Cell 10 - Layer A , 5 x 10 cm Cell 22 - Layer*, 9 x 20 cm Cell 40 - Layer B , 10 x 30 cm Cell A. Number of layers corresponds to number of double - sided cathodes for 0.2 Ah through EV cell. B. Initial EV cell design WM0

15 R&D Die Cell Stage 1 of Solid Power’s cell development R&D die cells are the first proving grou nd for new materials in the R&D stage ▪ Many options for materials – blank canvas ▪ Minimizes costs and increases number of experiments ▪ Pelletized separator eliminates need for high - quality separator coating ▪ Use of compacted binder - less powders as electrodes or discs of slurry - coated electrodes ▪ Former used for basic compatibility/capacity studies ▪ Latter provides first true indication of impedance, layer density Goal: New materials development R&D Die Cell 2 cm 2

16 R&D Die Cell Solid Power’s cell formats R&D die cells are the first proving grou nd new materials in the R&D stage ▪ Improved electrolyte materials ▪ Improved performance (higher conductivity, improved stability, etc.) ▪ Lower cost ▪ Electrode performance ▪ Optimized active materials ▪ Surface treatments for sulfide compatibility across wide voltage range Key Development Topics: R&D Die Cell 2 cm 2

17 R&D Coin Pouch Solid Power’s cell formats Moving to a coated separator is an important step in demonstrating the core sulfide technology ▪ Many options for materials and high cell throughput, similar to die cells ▪ Introduces coated separator layer with more representative thicknesses, compositions, and interfaces for all layers R&D Coin Pouch 1 - Layer, 2 cm 2 Goal: Practical performance of new materials

18 R&D Coin Pouch Solid Power’s cell formats Moving to a coated separator is an important step in demonstrating the core sulfide technology ▪ Binder development – compositions that minimize intra - and inter - layer impedance ▪ First indications of rate capability and long - term cycling ▪ Minimization of stack pressure R&D Coin Pouch 1 - Layer, 2 cm 2 Key Development Topics: JL0

19 0.2 Ah Cell Solid Power’s cell formats First roll - to - roll cell demonstrates that a single layer can be produced using Li - ion equipment ▪ Simplicity of fewer interfaces for initial validation of roll - to - roll processes avoids adding complexity of multiple layers ▪ Validates layer quality over larger areas of electrode and separator 0.2 Ah 1 - Layer, 5 x 10 cm Cell Goal: Validate electrodes produced using scalable coating methodsJG0

20 0.2 Ah Cell Solid Power’s cell development – moving to roll - to - roll First roll - to - roll cell demonstrates that a single layer can be produced using Li - ion equipment ▪ Binder - solvent package for slurry rheology and coating quality ▪ Layer lamination ▪ Electrolyte compatibility with scaled mixing and roll - to - roll coating 0.2 Ah 1 - Layer, 5 x 10 cm Cell Key Development Topics:

21 2 Ah Cell Stage 4 of Solid Power’s cell development – multi - layer cells on roll - to - roll processing The 2 Ah cell is the workhorse product to test - out product improvements in a multi - layer stack ▪ Requires coating runs of 100+ meters with adequate uniformity cross and down web ▪ Provides more meaningful energy and power projections to EV scale ▪ Increased degree of difficulty – maintain several layer interfaces, higher total surface area and defects, alignment considerations 2 Ah 10 - Layer, 5 x 10 cm Cell Goal: Improve quality; validate multi - layer performance

22 2 Ah Cell Stage 4 of Solid Power’s cell development – multi - layer cells on roll - to - roll processing The 2 Ah cell is the workhorse product to test - out product improvements in a multi - layer stack ▪ Cell quality improvement : coating uniformity, electrode cutting, alignment, etc. ▪ Expansion measurements ▪ Calendar life validation 2 Ah 10 - Layer, 5 x 10 cm Cell Key Development Topics:

23 Cell Expansion Pack - level implications Cell and module designs both important to limit and mitigate cell expansion Spring free height ( d fh ) Cell stack height, 0% SOC ( d stack ) Cell stack expansion ( d exp ) Total required height ( d tot ) 60% additional length (volume) would be needed to accommodate 20% cell expansion d tot = d stack + d fh Example case: d fh = 3 x d exp d exp = 0.2 x d stack d tot = d stack + 3 x 0.2 x d stack = 1.6 x d stack

24 Cell Expansion Pack - level implications Cell and module designs both important to limit and mitigate cell expansion Spring free height ( d fh ) Cell stack height, 0% SOC ( d stack ) Cell stack expansion ( d exp ) Total required height ( d tot ) 60% additional length (volume) would be needed to accommodate 20% cell expansion Driven by cell design d tot = d stack + d fh Example case: d fh = 3 x d exp d exp = 0.2 x d stack d tot = d stack + 3 x 0.2 x d stack = 1.6 x d stack

25 Cell Expansion Pack - level implications Cell and module designs both important to limit and mitigate cell expansion Spring free height ( d fh ) Cell stack height, 0% SOC ( d stack ) Cell stack expansion ( d exp ) Total required height ( d tot ) 60% additional length (volume) would be needed to accommodate 20% cell expansion Driven by cell design Driven by module/pack design d tot = d stack + d fh Example case: d fh = 3 x d exp d exp = 0.2 x d stack d tot = d stack + 3 x 0.2 x d stack = 1.6 x d stack

20 Ah Cell

Solid Power's cell formats

20 Ah



22-Layer, 9 x 20 cm Cell

Goal:

Replicate 2Ah process, but on a larger scale

- Largest cell form factor on Solid Power's pre-pilot production line
- Further increase in production difficulty with ~2X interface count and ~10X total surface area
- Meaningful form factor for energy and power evaluations



20 Ah cell development is a middle step between 2 Ah workhorse and final cell form factor (EV cell)

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27 20 Ah Cell Solid Power’s cell formats 20 Ah cell development is a middle step between 2 Ah workhorse and final cell form factor (EV cell) ▪ Abuse and safety testing ▪ Module - level development 20 Ah 22 - Layer, 9 x 20 cm Cell Key Development Topics:

28 EV Cell Solid Power’s cell formats The EV cell pilot line is anticipated to provide Solid Power the ability to develop and supply A - and B - Samples ▪ Final EV - scale form factor ▪ To be produced on automated line; expected to be able to be transferable to mass production equipment ▪ Currently working to produce sufficient cell volumes to support early cell qualification and prototype pack builds EV Cell 40 - Layer, 10 x 30 cm Cell Goal: Develop A - and B - Sample cells JL0 JL1

29 EV Cell Solid Power’s cell formats The EV cell pilot line is anticipated to provide Solid Power the ability to develop and supply A - and B - Samples ▪ A - and B - sample cell validation ▪ Validation of layer quality at widest web widths ▪ Final design optimization ▪ Prototype pack builds ▪ Cost and environmental impact studies EV Cell 40 - Layer, 10 x 30 cm Cell Key Upcoming Development Topics: JL0 JL1

30 30 From A - Sample to Start of Production (SOP)

Source: Company press release. 31 Solid Power Announces Installation of EV Cell Pilot Line Automated pilot production line designed to produce EV - scale sulfide - based all - solid - state battery cells now installed At full capacity, Solid Power’s EV cell pilot line is expected to be capable of producing 300 cells per week Solid Power expects to be able to optimize its Silicon EV Cells for capacities ranging from 60 to 100 Ah. Solid Power will produce Silicon EV Cells for internal testing before delivering cells to its automotive partners BMW and Ford at the end of the year to kick off automotive qualification testing

32 Inside the EV Cell Pilot Line Newly installed as of June 2022

33 Solid Power’s Path to Market Requires successful entrance into the APQP automotive qualification process A - Sample: Design intent , prototype or soft tooling Validation Definition : Concept Validation (CV) (Phase 1) B - Sample: Design frozen , process intent (prototype line tooling) Validation Definition : Design Validation (DV) (Phase 2) C - Sample: Final design manufactured with series production tools Validation Definition : Process Validation (PV) (Phase 3) D - Sample: C - Sample + PPAP performed, run at rate, control plan in place, etc. Validation Definition : Production Validation (PV+) (Phase 4) Successful A - Sample production requires cell and sulfide - based electrolyte production to be scaled to mass production intent tooling

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